Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lester Wong, Executive Vice President and Chief Financial Officer of Kulicke and Soffa Industries, Inc., do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. the Quarterly Report on Form 10-Q of Kulicke and Soffa Industries, Inc. for the period ended June 28, 2025 (the “June 28, 2025 Form 10-Q”), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
2. the information contained in the June 28, 2025 Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Kulicke and Soffa Industries, Inc.

Date: August 6, 2025	By:	/s/ LESTER WONG
Lester Wong
Executive Vice President and Chief Financial Officer